Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2013
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Restrictions on Cash and Due from Banks
NOTE 3	Restrictions on Cash and Due from Banks

The Federal Reserve Bank requires bank subsidiaries to maintain minimum average reserve balances, either in the form of cash or reserve balances held with the Federal Reserve Bank. The amount of those required reserve balances were approximately $1.8 billion and $1.7 billion at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, the Company held $1.9 billion and $.9 billion, respectively, of balances at the Federal Reserve Bank. These balances are included in cash and due from banks on the Consolidated Balance Sheet.